Management Presentation

November 2011

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 35 quarters [(1)]
  - $126mm LTM EBITDA [(2)]
  - LTM Return on Capital 15.7% [(2)]
- Strong balance sheet
  - Rated BB- and Ba3 [(3)]
  - $303mm unrestricted cash
  - $148mm debt
  - Owned fleet
  - Debt/EBITDA 1.2x[(2)]
- Management owns >20%

Built to be different
Leisure customer
Small cities
Low frequency/variable capacity
Low cost aircraft
Little competition
Bundled products
Closed distribution
Low costs
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time tax adjustment
(2) See GAAP reconciliation in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's

allegiant™ Travel is our deal.

Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Duluth
Plattsburgh
Bozeman
Bismarck
Fargo
Medford
Idaho Falls
Rapid City
Appleton
Grand Rapids
Niagara Falls
Elmira
Casper
Saginaw
Twin Falls
Sioux Falls
Cedar Rapids
Rockford
South Bend
Allentown
Stockton
Grand Island
Moline
Toledo
Youngstown
Oakland
Fort Collins/Loveland
Des Moines
Peoria
Fort Wayne
Huntington
Monterey
Fresno
Grand Junction
Colorado Springs
Wichita
Roanoke
Owensboro
Lexington
Newport News
Pueblo
Tri-Cities
Santa Maria
Las Vegas
Springfield
Knoxville
Greensboro
Los Angeles
Bentonville
Chattanooga
Asheville
Palm Springs
Greenville/Spartanburg
Wilmington
San Diego
Myrtle Beach
Phoenix-Mesa
Shreveport
Laredo
Lafayette
Orlando-Sanford
Tampa /St. Pete
Fort Lauderdale
Punta Gorda
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through December 31, 2011
170 routes, 53 operating aircraft
64 small cities, 11 leisure destinations

allegiant™ Travel is our deal.

Capacity management


Leisure = seasonality
Avg. block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
System block hours/AC/day
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2010
2011E


Small cities = low frequency
Weekly market frequency
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of total departures
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

Peak = peak travel time from week of June 13 – Aug 8 2011, off peak = Aug 15 – Sept 19 2011

allegiant™ Travel is our deal.

Low cost aircraft

- Owned fleet – 63[1] owned aircraft, only 2 on operating leases
- MD-80
  - 52 in operating fleet, 8 more in the pipeline
  - $3mm total for purchase + induction
  - $2.5mm EBITDA/ aircraft LTM 3Q11[2]
  - Increasing capacity to 166 seats, 11% increase in seats
- 757
  - One in operating fleet, 3 leased out through 2/3Q12
  - Committed to purchase 2 more in 1Q12, in service 2Q12
  - $15mm total for purchase + induction
  - 217 seats, 8 hour range

1 – committed to purchase 2 757s in 1Q12
2 – see GAAP reconciliation in appendix

allegiant™ Travel is our deal.

Little competition

Uniquely built to profitably serve these markets



Bellingham
Plattsburgh
Grand Rapids
Allentown
Des Moines
Lexington
Knoxville
Las Vegas
Greenville/Spartanburg
Phoenix-Mesa
Orlando
Tampa
/St. Pete
Fort Lauderdale



165
125
85
45
5
159
11
Routes w competition
Routes wo competition

allegiant
Travel is our deal.

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 35% LTM pre-tax income
  - $102mm gross revenue LTM
- Wholesale price for hotel & car, we manage margin, no inventory risk

Growth	YoY 2010	YoY YTD 2011
Gross revenue	+22%	+17%
Net revenue	+24%	+23%



Ancillary revenue - third party products
USD mm
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$73.2
$19.7
$89.3
$24.4
$71.1
$18.8
$83.4
$23.1
2009
2010
YTD 2010
YTD 2011
Gross revenue
Net revenue

Gross revenue is Non GAAP
YTD – 1ST three quarters of the year

allegiant™ Travel is our deal.

Our website is our only store


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Featured Destinations
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Where Do We Fly?
Chances are Allegiant flies to a city near you.

- 21mm unique visitors (last 12 months)
- 34% new visits
- 6.5 average page views
- ~ 5.5 min on site
- 89% of YTD 2011 sales were through the site

allegiant™
Travel is our deal.

Excellent cost structure

Operating cost ex fuel/ASM (CASM ex) vs stage length


8
7.5
7
6.5
6
5.5
Total cost ex fuel per ASM (cents)
7.6
LUV
7.6
ALK(1)
6.8
JBLU
5.6
ALGT
5.6
SAVE
600 700 800 900 1,000 1,100 1,200
Average stage length (miles)

Operating cost/ASM (CASM) vs stage length


12.5
12
11.5
11
10.5
10
9.5
9
Total cost per ASM (cents)
12.0
LUV
11.4
ALK(1)
11.0
JBLU
10.6
ALGT
9.5
SAVE
600 700 800 900 1,000 1,100 1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – LTM 3Q11, ASM – available seat miles,

allegiant™ Travel is our deal.

Best pre-tax margins


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
ALK
LUV
JBLU
SAVE
ALGT
SAVE
ALK
LUV
JBLU

	2008 Runaway Oil	2009 Recession	2010 Recovery	LTM 2011 Runaway Oil
Avg AC in period	36	43	49	52
Scheduled fuel price	$3.22	$1.90	$2.43	$3.13

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines, ALK = Consolidated Alaska Air Group excluding special items

allegiant™ Travel is our deal.

Better equipped to handle higher fuel

	YTD 2008	YTD 2011	% change
System ASMs (billions)	3.40	4.79	41%
Average aircraft	36.1	51.4	43%
Avg fare – scheduled service	$85.59	$88.36	3%
Avg ancillary - total	$28.34	$36.34	28%
Avg fare - total	$113.93	$124.70	10%
Pre-tax margin	7.0%	10.4%	


$mm
120
100
80
60
40
20
0
$44
$96
$27
$61
EBITDA
Pre-tax income


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.84
$2.01
$3.58
$3.30
EPS
Scheduled fuel price
YTD 2008
YTD 2011

EBITDA – see GAAP reconciliation in appendix

allegiant Travel is our deal.

Revenue momentum



Average fare - total
$130
$125
$120
$115
$110
$105
$100
$103
$111
$109
$125
2009
2010
YTD 2010
YTD 2011



Average fare - ancillary third party products
$5.50
$5.00
$4.50
$4.00
$3.50
$4.01
$4.34
$4.36
$5.27
2009
2010
YTD 2010
YTD 2011



Average fare - scheduled service
$95
$90
$85
$80
$75
$70
$65
$70
$76
$75
$88
2009
2010
YTD 2010
YTD 2011



Average fare - ancillary air-related charges
$32.00
$31.00
$30.00
$29.00
$28.00
$27.00
$29.07
$30.24
$30.02
$31.07
2009
2010
YTD 2010
YTD 2011

All revenue is revenue per scheduled passenger

allegiant Travel is our deal.

Revenue 3Q11

	3Q10	3Q11	YoY	$ change
PRASM (cents)	6.89	8.58	25%	
TRASM (cents)	10.20	12.19	20%	
Avg fare – scheduled service	$69.99	$84.94	21%	$14.95
Avg ancillary - total	$33.66	$35.69	6%	$2.03
Avg total fare	$103.65	$120.63	16%	$16.98
Fuel expense per passenger	$40.07	$53.28	33%	$13.21

YoY PRASM changes in different market types[1]	YoY change in PRASM	% of markets
Markets with no change in capacity	19.4%	40.4%
Markets with increase in capacity	18.8%	14.2%
Markets with decrease in capacity	31.6%	45.4%

1 – Period covered 3Q10 vs 3Q11
PRASM = scheduled service passenger revenue per scheduled ASM
TRASM = total scheduled service revenue per scheduled ASM

allegiant™ Travel is our deal.

Capacity changes


Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-3%
-13%
-3%
-9%
7%
2%
17%
11%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011
1st Qtr 2012
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 4th quarter 2011 and 1st quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.

Network growth


Route growth vs Aircraft growth
180
160
140
120
100
80
60
# of routes
55
50
45
40
35
30
25
Average # of aircraft per quarter
1Q-2007
2Q-2007
3Q-2007
4Q-2007
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011E
1Q-2012E
Routes
Average aircraft

allegiant™ Travel is our deal.

Network update

- 18 new routes starting in 2H 2011
  - 12 routes – "connect the dots"
  - 6 routes new cities
  - 757 routes
  - Southwest/AirTran network changes
- 4Q11 growth driven by new routes
  - 2% growth same store sales
  - 70% of new ASMs come from new cities or connecting the dots
- Utilization
  - 4Q11 block hours per aircraft +3.4% YoY

allegiant™ Travel is our deal.

Fleet update

- MD-80 fleet
  - Status of 166 seat project
    - Approximately 10 by YE 2011
  - Remaining four aircraft coming out of storage
    - In service by YE 2012, 59 MD-80s
- 757 fleet
  - Hawaii
    - ETOPS application submitted
    - Anticipate Hawaii service mid-2012
  - 1 operating on existing and new routes
  - 4 by 2H 2012, 6 by 1H 2013

allegiant™ Travel is our deal.

Guidance

- 4Q 11 PRASM +11 to 13%
- 52 MD-80s and 1 757 operating in 4Q 11
- Schedule currently selling through mid May 2012
- 2012 CASM ex fuel (5)% to (10)%

	4th Quarter 2011	1st Quarter 2012
System departures	5 to 9%	8 to 12%
System ASMs	6 to 10%	13 to 17%
Scheduled departures	2 to 6%	10 to 14%
Scheduled ASMs	5 to 9%	15 to 19%

Guidance subject to change

allegiant Travel is our deal.

Projected growth – scheduled ASMs

- FY 2011 ~ 0 to +4%
- FY 2012 ~ +20 to 25%
  - 166 seat upgrade to be completed 4Q12
  - 8 additional MD-80s phased in during year
  - 4 757 operating
- FY 2013 ~ +15 to 20%
  - Full year of 166 seat aircraft + 6 757 operating
- FY 2014 ~ 0 to 5%
  - Annualized effect from growth of fleet to 65 aircraft
  - No other fleet commitments made as of yet

Guidance subject to change

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	YTD 2011	YTD 2008	LTM 3Q11	2010	2009	2008	2007
Net Income	38.6	17.2	51.0	65.7	76.3	35.4	31.5
+Provision for Income Taxes	22.5	9.3	30.6	37.6	44.2	19.8	19.2
+Other Expenses	4.3	.6	4.6	1.3	1.6	.7	-3.6
+Depreciation and Amortization	30.7	17.2	39.9	35.0	29.6	23.5	16.0
=EBITDA	**96.1**	**44.3**	**126.1**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt			147.8	28.1	45.8	64.7	72.1
7 x annual rent			7.7	12.0	13.5	19.7	21.0
=Debt to EBITDA			**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period			51	47	43	36	28
=EBITDA per aircraft			**2.5**	**2.9**	**3.6**	**2.2**	**2.3**
System passengers (mm)			6.0	5.9	5.3	4.3	3.3
=EBITDA per passenger			**$20.87**	**$23.65**	**$28.49**	**$18.48**	**$19.32**
Interest expense			5.8	2.5	4.1	5.4	5.5
= Interest coverage			**21.7x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

Interest coverage = TTM EBITDA / TTM interest expense

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM 3Q11	2010	2009	2008
Net Income ($mm)	51.0	65.7	76.3	35.4

	Sept 2011	Sept 2010	Dec 2010	Dec 2009	Dec 2008	Dec 2007
Total shareholders equity ($mm)	339.1	284.4	297.7	292.0	233.9	210.3
Return on equity	**16%**		**22%**	**29%**	**16%**	

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	LTM 3Q11	2010	2009	2008
Net income	51.0	65.7	76.3	35.4
+ Provision for income tax	30.6	37.6	44.2	19.8
+ Other expenses	4.6	1.3	1.6	.7
+Depreciation & Amortization	39.9	35.0	29.6	23.5
=EBITDA	**126.1**	**139.6**	**151.8**	**79.4**
-Capital Expenditures	86.6	98.5	31.7	53.0
=FCF	**39.4**	**41.1**	**120.2**	**26.3**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 3Q11	2010	2009	2008
+ Net income	51.0	65.7	76.3	35.4
+ Income tax	30.6	37.6	44.2	19.8
+ Interest expense	5.8	2.5	4.7	5.4
+ Interest income	(1.2)	(1.2)	(2.5)	(4.7)
EBIT	86.2	104.6	122.7	55.9
+ Interest income	1.2	1.2	2.5	4.7
Tax rate	37.5%	36.4%	36.2%	35.9%
Numerator	**54.6**	**67.3**	**79.6**	**38.9**
Total assets prior year	486.0	499.6	424.0	405.4
+ Current liabilities prior year	(154.1)	(158.6)	(131.0)	(128.0)
+ ST debt of prior year	16.3	23.3	25.3	18.2
Denominator	**348.2**	**364.3**	**318.3**	**295.6**
= Return on capital employed	**15.7%**	**18.5%**	**25.0%**	**13.1%**

allegiant™ Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
- Ancillary – Air related charges
  - Unbundled air product
- Ancillary 3rd party products
  - Hotels, rental cars
  - $28m net revenue LTM
- Fixed fee & Other
  - Charter flying
  - Lease revenue

Revenue growth ($mm)


Total revenue
$750
$650
$550
$450
$350
$250
$504
$58
$19
$95
$331
$558
$49
$20
$143
$346
$664
$42
$24
$170
$428
$747
$49
$29
$176
$493
2008
2009
2010
LTM 3Q11
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee & Other

allegiant™ Travel is our deal.

Low cost drivers


LTM 3Q11 cost per passenger
Total
Allegiant = $110
Spirit = $107
Southwest = $140
JetBlue = $155
Other
$20
$19
$39
$23
$21
$44
$27
$41
$68
$37
$36
$73
Aircraft
$12
$7
$52
$71
$4
$15
$44
$63
$10
$10
$52
$72
$8
$14
$60
$82
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers

History

- Current management took control June 2001
- MD-80s
- Hotel packages since 2002
- Pioneered US unbundled airline product starting in 2003
- Profitable 2 quarters of 2002, every quarter since 2003
- Disciplined, consistent growth



60
50
40
30
20
10
0
3 3
4 7
2 9
8 17
7 24
8 32
6 38
8 46
5 51
1 52
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
Aircraft additions
YE Aircraft

allegiant™ Travel is our deal.

Unit revenue gains with growth



40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
13.8%
7.7%
11.5%
5.5%
-3.0%
13.9%
0.7%
18.5%
-2.1%
23.9%
-7.7%
35.0%
1.3%
24.7%
0.7%
24.1%
-9.4%
20.4%
1.0%
32.9%
5.7%
17.2%
7.0%
17.0%
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
4Q 2011
1Q 2012
Scheduled ASM growth
PRASM growth

4Q–2011 & 1Q-2012 scheduled ASM growth is midpoint of guided range
Oct 2011 PRASM growth is mid point of range given

allegiant
Travel is our deal.

Growth and pre-tax margin vs fuel

	1Q 08	2Q 08	3Q 08	4Q 08	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%	9%	8%



60%
40%
20%
0%
-20%
-40%
-60%
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
Scheduled ASMs growth
PRASM growth
System fuel price growth

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actuals LTM 3Q11)	
Average scheduled fare	$86.82
Average ancillary fare	$36.09
Total scheduled fare	$122.91
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.28 gal x 40 gal/dept)	$10.93
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$40.93
Departures/AC/year (YTD 2011 = 2.6 dept/AC/day)	949
# additional sched pax/AC/year	11,388

allegiant™ Travel is our deal.

Credit metrics

Return on capital employed


30%
20%
10%
0%
25.0%
18.5%
15.7%
2.8%
2009
2010
LTM 3Q11
LUV LTM 3Q11

Return on equity


40%
30%
20%
10%
0%
29.0%
22.3%
16.3%
4.4%
2009
2010
LTM 3Q11
LUV LTM 3Q11

Interest coverage


60
50
40
30
20
10
0
37.2 x
55.4 x
21.7 x
7.8 x
2009
2010
LTM 3Q11
LUV LTM 3Q11

Debt / EBITDA


5
4
3
2
1
0
0.4 x
0.3 x
1.2 x
4.2 x
2009
2010
LTM 3Q11
LUV LTM 3Q11

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

Geographic diversity


% of total departures
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Las Vegas
Florida
Phoenix
Southern California
Other
2008
2009
2010
YTD 2011

Florida includes Orlando, St. Petersburg/Tampa, Fort Lauderdale, and Punta Gorda
Southern California includes Los Angeles, Long Beach, San Diego and Palm Springs
Other includes Oakland , San Francisco, and Myrtle Beach

allegiant™ Travel is our deal.

Market management over time



25
20
15
10
5
0
# of markets
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
Markets added
Markets deleted

Does not include shifting of 10 markets from Sanford to Orlando International in 1Q 10 and shifted back to Sanford in 1Q 11

allegiant™ Travel is our deal.

AC utilization over time



Block hours per quarter / AC
Block hours
650
600
550
500
450
400
Q1
Q2
Q3
Q4
2009
2010
2011